Exhibit 24

POWER OF ATTORNEY

FOR

DOMINIQUE BAEDE

The undersigned principal, being President and a Director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint Robert Grauer, Patrick Ivkovich and Shabbir Chaudhury, each as his true and lawful attorney and agent, authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933 (the “33 Act”), and any other applicable federal laws, including the filing of any amendment to the registration statement and undertaking, any application for exemption from applicable federal laws and any or all amendments to the foregoing relating to:

(1)	The single premium registered linked indexed annuity contract marketed under the name Guardian MarketPerform, Securities Act of 1933 File No. 333-272291;

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on January 16, 2024.

Principal:

/s/ Dominique Baede
Dominique Baede

Witness:	/s/ Elizabeth Ercolano

POWER OF ATTORNEY

FOR

CARL DESROCHERS

The undersigned principal, being a Vice President and Chief Financial Officer of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint Robert Grauer, Patrick Ivkovich and Shabbir Chaudhury, each as his true and lawful attorney and agent, authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933 (the “33 Act”), and any other applicable federal laws, including the filing of any amendment to the registration statement and undertaking, any application for exemption from applicable federal laws and any or all amendments to the foregoing relating to:

(2)	The single premium registered linked indexed annuity contract marketed under the name Guardian MarketPerform, Securities Act of 1933 File No. 333-272291;

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on January 17, 2024.

Principal:

/s/ Carl Desrochers
Carl Desrochers

Witness:	/s/ Elizabeth Ercolano

POWER OF ATTORNEY

FOR

MICHAEL FERIK

The undersigned principal, being a Director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint Robert Grauer, Patrick Ivkovich and Shabbir Chaudhury, each as his true and lawful attorney and agent, authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933 (the “33 Act”), and any other applicable federal laws, including the filing of any amendment to the registration statement and undertaking, any application for exemption from applicable federal laws and any or all amendments to the foregoing relating to:

(3)	The single premium registered linked indexed annuity contract marketed under the name Guardian MarketPerform, Securities Act of 1933 File No. 333-272291;

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on January 17, 2024.

Principal:

/s/ Michael Ferik
Michael Ferik

Witness:	/s/ Juanita J. Johnson

POWER OF ATTORNEY

FOR

KEVIN MOLLOY

The undersigned principal, being a Director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint Robert Grauer, Patrick Ivkovich and Shabbir Chaudhury, each as his true and lawful attorney and agent, authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933 (the “33 Act”), and any other applicable federal laws, including the filing of any amendment to the registration statement and undertaking, any application for exemption from applicable federal laws and any or all amendments to the foregoing relating to:

(4)	The single premium registered linked indexed annuity contract marketed under the name Guardian MarketPerform, Securities Act of 1933 File No. 333-272291;

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on January 17, 2024.

Principal:

/s/ Kevin Molloy
Kevin Molloy

Witness:	/s/ Elizabeth Ercolano

POWER OF ATTORNEY

FOR

MICHAEL SLIPOWITZ

The undersigned principal, being Senior Vice President, Corporate Chief Actuary, and a Director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint Robert Grauer, Patrick Ivkovich and Shabbir Chaudhury, each as his true and lawful attorney and agent, authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933 (the “33 Act”), and any other applicable federal laws, including the filing of any amendment to the registration statement and undertaking, any application for exemption from applicable federal laws and any or all amendments to the foregoing relating to:

(5)	The single premium registered linked indexed annuity contract marketed under the name Guardian MarketPerform, Securities Act of 1933 File No. 333-272291;

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on January 17, 2024.

Principal:

/s/ Michael Slipowitz
Michael Slipowitz

Witness: _______________________